UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 7, 2006
                                                         -----------------

                            GEORGETOWN BANCORP, INC.
                            ------------------------

             (Exact Name of Registrant as Specified in its Charter)

      Federal                       0-51102                     20-2107839
-----------------------------     ------------------------   ------------------
(State or Other Jurisdiction      (Commission File No.)      (I.R.S. Employer
       of Incorporation)                                     Identification No.)


2 East Main Street, Georgetown, MA                           01833
-----------------------------------                          -----------
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (978) 352-8600
                                                     --------------

                                 Not Applicable
                                 --------------

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
                 Appointment of Principal Officers.
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     On August 28,  2006,  Director Roy C. Carlson  announced  his  intention to retire from the boards of directors of Georgetown Bancorp, Inc. (the "Company") and its wholly owned subsidiary, Georgetown Savings Bank, effective at the Annual Meeting of Stockholders of the Company, scheduled for October 24, 2006.



Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
                Year.
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     In connection with the anticipated  retirement of Mr. Carlson  (referred to in Item 5.02 of this Current Report) the Board of Directors of the Company adopted a resolution on August 28, 2006 to amend the Bylaws of the Company to reduce the authorized size of the Board of Directors to 13 members (from 14 members), with such amendment to be effective at the Annual Meeting of Stockholders of the Company, scheduled for October 24, 2006. On September 7, 2006, the Office of Thrift Supervision ("OTS") advised the Company of the OTS' non-objection to the Company's proposed amendment.


Item 9.01.        Financial Statements and Exhibits.
                  ----------------------------------

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits. None.



                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            GEORGETOWN BANCORP, INC.


DATE:  September 13, 2006           By:  /s/ Robert E. Balletto
                                         ---------------------------------------
                                           Robert E. Balletto
                                           President and Chief Executive Officer